                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

      Each person whose signature appears below hereby authorizes Jean-Pierre Halbron and Pascal Durand-Barthez, as attorney-in-fact and agent, with full power of substitution, to sign on his or her behalf, individually and in any and all capacities, including the capacities stated below, and to file the Registration Statement on Form F-4, Form S-8, Form F-6 or such other Form as may be appropriate in connection with the registration of American Depositary Shares, American Depositary Receipts and/or the related Ordinary Shares of the registrant and any and all amendments (including pre-effective and post-effective amendments) to the Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting to said attorney-in-fact and agent full power and authority to perform any other act on behalf of the undersigned required to be done by virtue hereof.

                  SIGNATURE                                  TITLE                       DATE
                  ---------                                  -----                       ----


              /s/ SERGE TCHURUK                Chairman of the Board
---------------------------------------------  (Chief Executive Officer and
                Serge Tchuruk                  Director)                           December 20, 1999

           /s/ JEAN-PIERRE HALBRON             Director and Senior Executive
---------------------------------------------  Vice President (Principal
             Jean-Pierre Halbron               Financial and Accounting Officer)   December 20, 1999

             /s/ DANIEL BERNARD                Director
---------------------------------------------
               Daniel Bernard                                                      December 20, 1999

            /s/ PHILIPPE BISSARA               Director
---------------------------------------------
              Philippe Bissara                                                     December 20, 1999

                                               Director
---------------------------------------------
                Frank Blount

                                               Director
---------------------------------------------
              Paolo Cantarella

            /s/ JACQUES FRIEDMANN              Director
---------------------------------------------
              Jacques Friedmann                                                    December 20, 1999

              /s/ NOEL GOUTARD                 Director
---------------------------------------------
                Noel Goutard                                                       December 20, 1999

                                               Director
---------------------------------------------
             Pierre-Louis Lions

           /s/ THIERRY DE LOPPINOT             Director
---------------------------------------------
             Thierry de Loppinot                                                   December 20, 1999

                  SIGNATURE                                  TITLE                       DATE
                  ---------                                  -----                       ----

           /s/ JEAN-MARIE MESSIER              Director
---------------------------------------------
             Jean-Marie Messier                                                    December 20, 1999

                                               Director
---------------------------------------------
               Bruno Vaillant

               /s/ MARC VIENOT                 Director
---------------------------------------------
                 Marc Vienot                                                       December 20, 1999

                                               Director
---------------------------------------------
                Helmut Werner

              /s/ KRISH PRABHU                 Authorized representative in the
---------------------------------------------  United States
                Krish Prabhu                                                       December 20, 1999